UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

December 12, 2005

MedImmune, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-19131 (Commission File No.)	52-1555759 (I.R.S. Employer Identification No.)

One MedImmune Way, Gaithersburg, MD 20878

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (301) 398-0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On December 12, 2005, MedImmune, Inc. (the “Registrant”), announced preliminary data from a Phase 3 study indicating that CAIV-T (cold adapted influenza vaccine, trivalent) showed a statistically significant reduction in influenza illness caused by any influenza strain compared to the injectable influenza vaccine (TIV). The full text of the Registrant’s press release regarding the announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

99. 1	Press Release, dated December 12, 2005, titled “Preliminary Data from CAIV-T Pivotal Phase 3 Trial Demonstrate Clinical Efficacy Over Flu Shot in Head-to-Head Influenza Study”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedImmune, Inc.

Date: December 12, 2005                                    By: /s/William C. Bertrand, Jr.

William C. Bertrand, Jr.

Senior Vice President, General Counsel, Corporate Compliance Officer & Secretary